EXHIBIT 24

                       POWER OF ATTORNEY
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                 (S-3 Registration Statement)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN AND
JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration for resale under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc., including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  April 7, 1995         JEROME J. MEYER
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Dated:  April 11, 1995        A. GARY AMES
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Dated:  April 10, 1995        PAUL E. BRAGDON
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Dated:  April 14, 1995        PAUL C. ELY, JR.
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Dated:  April 14, 1995        A.M. GLEASON
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Dated:  April 13, 1995        WAYLAND R. HICKS
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Dated:  April 11, 1995        KEITH R. McKENNON
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Dated:  April 11, 1995        MERRILL A. McPEAK
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Dated:  April 9, 1995         JEAN VOLLUM
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Dated:  April 13, 1995        WILLIAM D. WALKER
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